UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 22, 2016
(Date of earliest event reported)

JPMDB Commercial Mortgage Securities Trust 2016-C4
(Central Index Key Number 0001687202)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)
German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-[06]	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On November 22, 2016, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMDB Commercial Mortgage Securities Trust 2016-C4, Commercial Mortgage Pass-Through Certificates, Series 2016-C4, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Mortgage Loan identified in the Pooling and Servicing Agreement as “Starbucks Center” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Starbucks Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.7. The Mortgage Loan identified in the Pooling and Servicing Agreement as “Fresno Fashion Fair Mall” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Fresno Fashion Fair Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.8. The Mortgage Loan identified in the Pooling and Servicing Agreement as “100 East Wisconsin Avenue” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 100 East Wisconsin Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9. The Mortgage Loan identified in the Pooling and Servicing Agreement as “60 Madison Avenue” will be initially serviced and administered in accordance with the Pooling and Servicing Agreement prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement) and the 60 Madison Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.16. The Mortgage Loan identified in the Pooling and Servicing Agreement as “Moffett Gateway” will be initially serviced and administered in accordance with the Pooling and Servicing Agreement prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement) and the Moffett Gateway Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.17.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “9 West 57th Street” will be serviced and administered pursuant to a trust and servicing agreement, dated as of September 26, 2016 (the “JPMCC 2016-NINE Trust and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, National Association, as certificate administrator. An executed version of the JPMCC 2016-NINE Trust and Servicing Agreement is attached hereto as Exhibit 4.2. In addition, the 9 West 57th Street Mortgage Loan will be serviced and administered under the 9 West 57th Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.10.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “10 Hudson Yards” will be serviced and administered pursuant to a trust and servicing agreement, dated as of August 6, 2016 (the “Hudson Yards 2016-10HY Trust and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian. An executed version of the Hudson Yards 2016-10HY Trust and Servicing Agreement Trust and Servicing Agreement is attached hereto as Exhibit 4.3. In addition, the 10 Hudson Yards Mortgage Loan will be serviced and administered under the 10 Hudson Yards Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “693 Fifth Avenue” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of August 1, 2016 (the “DBJPM 2016-C3 Mortgage Trust 2016-C3 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee, as certificate administrator, as paying agent and as custodian, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. An executed version of the DBJPM 2016-C3 Pooling and Servicing Agreement is attached hereto as Exhibit 4.4. In addition, the 693 Fifth Avenue Mortgage Loan will be serviced and administered under the 693 Fifth Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.12.

The Mortgage Loans identified in the Pooling and Servicing Agreement as “1 Kaiser Plaza” and “Salesforce Tower” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2016 (the “JPMCC Commercial Mortgage Securities Trust 2016-JP3 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. An executed version of the JPMCC 2016-JP3 Mortgage Trust Pooling and Servicing Agreement is attached hereto as Exhibit 4.5. In addition, the 1 Kaiser Plaza Mortgage Loan will be serviced and administered under the 1 Kaiser Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.13. In addition, the Salesforce Tower Mortgage Loan will be serviced and administered under the Salesforce Tower Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.14.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Westfield San Francisco Centre” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of August 1, 2016 (the “DBJPM 2016-SFC Mortgage Trust and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian. An executed version of the DBJPM 2016-SFC Mortgage Trust and Servicing Agreement is attached hereto as Exhibit 4.6. In addition, the Westfield San Francisco Centre Mortgage Loan will be serviced and administered under the Westfield San Francisco Centre Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.15.

The Class A-1, Class A-2, Class A-3, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $989,453,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Deutsche Bank Securities Inc. (“DBSI”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, collectively with JPMS, DBSI and Drexel, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated October 31, 2016, among the Registrant and JPMS, for itself and on behalf of DBSI, Drexel and Academy. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On November 22, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $989,453,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,402,036.47, were approximately $1,068,971,974.28. Of the expenses paid by the Registrant, approximately $793,476.18 were paid directly to affiliates of the Registrant, $43,999.99 in the form of fees were paid to the Underwriters, $79,199.98 were paid to or for the Underwriters and $4,485,360.33 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206361) was originally declared effective on November 20, 2015.

On November 22, 2016, the Registrant sold the Class X-C, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $134,925,756 to JPMS and DBSI, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated May 4, 2016, by and among the Depositor, JPMS and DBSI (the “Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMDB Commercial Mortgage Securities Trust 2016-C4 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 36 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 42 commercial, multifamily and manufactured housing properties. The Mortgage Loans were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of November 22, 2016 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB and (ii) from German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 22, 2016 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and GACC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated November 2, 2016 and as filed with the Securities and Exchange Commission on November 22, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated October 31, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Deutsche Bank Securities Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the JPMCC 2016-NINE certificates, dated as of September 26, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, National Association, as certificate administrator

Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the Hudson Yards 2016-10HY certificates, dated as of August 6, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the DBJPM 2016-C3 certificates, dated as of August 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee, as certificate administrator, as paying agent and as custodian, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement governing the issuance of the JPMCC 2016-JP3 certificates, dated as of September 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	Trust and Servicing Agreement governing the issuance of the DBJPM 2016-SFC certificates, dated as of August 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.

Exhibit 4.7	Co-Lender Agreement, dated as of October 20, 2016, by and among Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-2 Holder and Deutsche Bank AG, New York Branch, as Initial Note A-3 Holder.

Exhibit 4.8	Co-Lender Agreement, dated as of November 22, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1-A Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-1-B Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-1-C Holder and Société Générale, as the Initial Note A-2-A Holder, Société Générale, as the Initial Note A-2-B Holder, Société Générale, as the Initial Note A-2-C Holder and Société Générale, as the Initial Note A-2-D Holder.

Exhibit 4.9	Co-Lender Agreement, dated as of September 30, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.

Exhibit 4.10	Co-Lender Agreement, dated as of September 30, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.

Exhibit 4.11	Co-Lender Agreement, dated as of August 6, 2016, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note B-2 Holder.

Exhibit 4.12	Co-Lender Agreement, dated as of July 29, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder.

Exhibit 4.13	Co-Lender Agreement, dated as of September 30, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.

Exhibit 4.14	Co-Lender Agreement, dated as of September 30, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.

Exhibit 4.15	Co-Lender Agreement, dated as of July 11, 2016, by and between Deutsche Bank AG, New York Branch, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as

the Initial Note B-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note B-2 Holder.

Exhibit 4.16	Co-Lender Agreement, dated as of November 22, 2016, by and between Deutsche Bank AG, New York Branch, as the Initial Note A-1 Holder and Deutsche Bank AG, New York Branch, as the Initial Note A-2 Holder.

Exhibit 4.17	Co-Lender Agreement, dated as of November 18, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-5 Holder and JPMorgan Chase Bank, National Association, as the Initial Note B Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2016.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2016 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 2, 2016.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 22, 2016, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 22, 2016, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 22, 2016	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated October 31, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Deutsche Bank Securities Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement governing the issuance of the JPMCC 2016-NINE certificates, dated as of September 26, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, National Association, as certificate administrator.	(E)
4.3	Pooling and Servicing Agreement governing the issuance of the Hudson Yards 2016-10HY certificates, dated as of August 6, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Bank, National Association, as trustee and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)

4.4	Pooling and Servicing Agreement governing the issuance of the DBJPM 2016-C3 certificates, dated as of August 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)
4.5	Pooling and Servicing Agreement governing the issuance of the JPMCC 2016-JP3 certificates, dated as of September 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.6	Trust and Servicing Agreement governing the issuance of the DBJPM 2016-SFC certificates, dated as of August 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.	(E)
4.7	Co-Lender Agreement, dated as of October 20, 2016, by and among Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-2 Holder and Deutsche Bank AG, New York Branch, as Initial Note A-3 Holder.	(E)
4.8	Co-Lender Agreement, dated as of November 22, 2016, by and among JPMorgan Chase Bank,	(E)

National Association, as the Initial Note A-1-A Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-1-B Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-1-C Holder and Société Générale, as the Initial Note A-2-A Holder, Société Générale, as the Initial Note A-2-B Holder, Société Générale, as the Initial Note A-2-C Holder and Société Générale, as the Initial Note A-2-D Holder.
4.9	Co-Lender Agreement, dated as of September 30, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.10	Co-Lender Agreement, dated as of September 26, 2016, by and between JPMorgan Chase Bank, National Association, together with its successors and assigns in interest, in its capacity as initial owner of Note A-1, Note A-2, Note A-3, Note A-4 and Note A-5, and JPMorgan Chase Bank, National Association, in its capacity as initial owner of Note B.	(E)
4.11	Co-Lender Agreement, dated as of August 6, 2016, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note B-2 Holder.	(E)
4.12	Co-Lender Agreement, dated as of July 29, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder.	(E)
4.13	Co-Lender Agreement, dated as of September 30, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.14	Co-Lender Agreement, dated as of September 30, 2016, by and between JPMorgan Chase Bank,	(E)

National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
4.15	Co-Lender Agreement, dated as of July 11, 2016, by and between Deutsche Bank AG, New York Branch, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as the Initial Note B-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note B-2 Holder.	(E)
4.16	Co-Lender Agreement, dated as of November 22, 2016, by and between Deutsche Bank AG, New York Branch, as the Initial Note A-1 Holder and Deutsche Bank AG, New York Branch, as the Initial Note A-2 Holder.
4.17	Co-Lender Agreement, dated as of November 18, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-5 Holder and JPMorgan Chase Bank, National Association, as the Initial Note B Holder.
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2016 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 2, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of November 22, 2016, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as	(E)

purchaser.
99.2	Mortgage Loan Purchase Agreement, dated as of November 22, 2016, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)